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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                               ----------------

                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
                               ----------------

        Date of Report (Date of earliest event reported): July 25, 2000


                   MORGAN STANLEY DEAN WITTER CAPITAL I INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



           Delaware                   333-77215               13-3291626
           --------                       -----               ----------
(State or Other Jurisdiction         (Commission           (I.R.S. Employer
      of Incorporation)              File Number)          Identification No.)


     1585 Broadway, 2nd floor
     ------------------------
        New York, New York                                       10036
        ------------------                                        -----
      (Address of Principal                                    (Zip Code)
        Executive Offices)



      Registrant's telephone number, including area code: (212) 761-4700
                                                           --- --- ----


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         (Former name or former address, if changed since last report)



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

Item 5.  Other Events

     Incorporation of Certain Documents by Reference
     -----------------------------------------------

     The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 1999 and December 31, 1998, and for each of the years in the three-year period ended December 31, 1999, prepared in accordance with generally accepted accounting principles, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 30, 2000; Commission File Number 1-10777) -- and the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of March 31, 2000 and for the periods ending March 31, 2000 and March 31, 1999, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 2000 -- which was filed with the Securities and Exchange Commission on May 12, 2000 -- are hereby incorporated by reference in (i) this Annual Report on Form 10-K; (ii) the registration statement (No. 333-77215) of the registrant; and (iii) the prospectus supplement, and shall be deemed to be part hereof and thereof.

     Consents
     --------

     In connection with the issuance of the Morgan Stanley Dean Witter Capital I Mortgage Pass-Through Certificates, Series 2000-1 (the "Certificates"), the registrant is filing herewith the consent of KPMG LLP ("KPMG") to the use of its name and the incorporation by reference of its report in the prospectus supplement relating to the issuance of the Certificates. The consent of KPMG is attached hereto as Exhibit 23.1.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
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(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:


         Exhibit No.                Description
         -----------                -----------

         23.1                       Consent of KPMG LLP

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ------------------------------------------
                                    MORGAN STANLEY DEAN WITTER
                                      CAPITAL I TRUST 2000-1


                                    By: /s/ Andrew Berman
                                       ---------------------------------------
                                       Name:   Andrew Berman
                                       Title:  Vice President




Dated: July 25, 2000

                                 EXHIBIT INDEX
                                 -------------


Exhibit No.       Description
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23.1              Consent of KPMG LLP

EXHIBIT 23.1
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                         INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Ambac Assurance Corporation:


We consent to the incorporation by reference in the registration statement (No. 333-77215) of Morgan Stanley Dean Witter Capital I Inc. (the "Registrant") relating to the Morgan Stanley Dean Witter Capital I Trust 2000-1 and in the Prospectus Supplement of the Registrant (the "Prospectus Supplement") via the Form 8-K of the Registrant dated July 25, 2000, of our report dated January 21, 2000 on the consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 1999 and 1998, and for each of the years in the three-year period ended December 31, 1999 which report appears in the Form 10-K of Ambac Financial Group, Inc., which was filed with the Securities and Exchange Commission on March 30, 2000 and to the reference to our firm under the heading "Experts" in the Prospectus Supplement.


                                 /s/ KPMG LLP


New York, New York
July 25, 2000